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                                                                 EXHIBIT 10.6














                      MICHIGAN COMMUNITY BANCORP LIMITED


                       1998 EMPLOYEE STOCK OPTION PLAN



                        EFFECTIVE: ___________________








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                      MICHIGAN COMMUNITY BANCORP LIMITED
                       1998 EMPLOYEE STOCK OPTION PLAN
                        EFFECTIVE: ___________________

                              TABLE OF CONTENTS

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
ARTICLE 1 GENERAL PROVISIONS.....................................................1

   1 PURPOSE.....................................................................1
   2 DEFINITIONS.................................................................1
   3. ADMINISTRATION.............................................................4
   4. PARTICIPANTS...............................................................5
   5. STOCK......................................................................5
   6. GRANTS OF OPTIONS..........................................................5
   7. TERMINATION OF EMPLOYMENT..................................................8
   8. ADJUSTMENTS................................................................9
   9. CHANGE IN CONTROL; GOLDEN PARACHUTES......................................10
   10. SECURITIES LAWS..........................................................10
   11. WITHHOLDING TAXES-NONQUALIFIED STOCK OPTIONS.............................11
   12. TERMINATION AND AMENDMENT................................................12
   13. MISCELLANEOUS............................................................13
   14. APPROVAL OF PLAN.........................................................14



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                      MICHIGAN COMMUNITY BANCORP LIMITED

                       1998 EMPLOYEE STOCK OPTION PLAN

                        EFFECTIVE: ___________________


                                    ARTICLE 1

                               GENERAL PROVISIONS

         1. PURPOSE. The purposes of this Michigan Community Bankcorp, Ltd. 1998 Employee Stock Option Plan (the "Plan") are to: (a) closely associate the interests of the management of Michigan Community Bankcorp, Ltd. (the "Corporation") and its Subsidiaries with the shareholders by reinforcing the relationship between participants' rewards and shareholder gains; (b) provide management with an equity ownership in the Corporation commensurate with the Corporation's performance, as reflected in increased shareholder value; (c) maintain competitive compensation levels; and (d) provide an incentive to management for continuous employment with the Corporation or its Subsidiaries.

         2. DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

         (a)  "Board" means the Board of Directors of the Corporation.

         (b) "Change in Control" means the occurrence of any of the following events:

              (i) If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), or group of persons acting in concert, other than the Corporation, a Subsidiary or an employee benefit plan or employee benefit plan trust

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         maintained by the Corporation or a Subsidiary, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 of the Exchange Act, except that a person also shall be deemed the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable), directly or indirectly, of securities of the Corporation representing twenty (20%) percent or more of the combined voting power of the Corporation's then outstanding securities ordinarily having the right to vote in the election of directors; or

              (ii) A liquidation or dissolution of the Corporation, sale of substantially all of the assets of the Corporation or a merger, consolidation or combination in which the Corporation is not the survivor; or

              (iii) The addition of new members to the Board within any consecutive twenty-four (24) month period, which members constitute a majority of the Board, unless a majority of the Board consists of incumbent members of the Board in office prior to the commencement of such twenty-four (24) month period, plus new members who were recommended or appointed by a majority of the incumbent directors in office immediately prior to the addition of such new members of the Board.

         (c) "Committee" means the Compensation Committee of the Corporation, or other designated committee of the Corporation, which shall be comprised of two or more disinterested members of the Board, as defined in Rule 16b-3.

         (d) "Common Stock" means shares of the Corporation's authorized Common Stock.

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         (e) "Corporation" means Michigan Community Bankcorp, Ltd., a Michigan corporation.

         (f) "Employee" means an Employee of the Corporation or its Subsidiaries who has an "employment relationship" with the Corporation or its Subsidiaries, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Corporation or its Subsidiaries.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (h) "Fair Market Value" means, for purposes of determining the value of Common Stock, the average of the published closing bid and asked prices of the Common Stock on the NASD OTC Bulletin Board (the "Bulletin Board"), or if the Common Stock has become listed on The Nasdaq Stock Market ("Nasdaq"), then on Nasdaq instead; or if the Common Stock is not quoted on either the Bulletin Board or Nasdaq, a value determined by any fair and reasonable means prescribed by the Committee.

         (i) "Grant Date" means the date as of which the Committee authorizes an individual Option.

         (j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

         (k) "Initial Offering Price" means the price per share of Common Stock received by the Corporation, excluding any underwriters' fees or commissions in connection with its initial public offering of Common Stock.

         (l) "Nonqualified Stock Option" means an Option that is not intended to constitute an Incentive Stock Option.

         (m) "Option" means either an Incentive Stock Option or a Nonqualified Stock Option.


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         (n) "Option Agreement" means either or both of an Incentive Stock
Option Agreement or a Nonqualified Stock Option Agreement between a Participant and the Corporation relative to the grant of an Option as described in Section 6(a) of this Plan.

         (o) "Participant" means an Employee designated by the Committee to participate in this Plan.

         (p) "Plan" means the Michigan Community Bankcorp, Ltd. 1998 Employee Stock Option Plan, the terms of which are set forth herein, and any amendments hereto.

         (q) "Subsidiary" means a corporation of which more than fifty (50%) percent of the outstanding voting stock is owned by the Corporation, either directly or indirectly through one or more other Subsidiaries.

         3. ADMINISTRATION. This Plan shall be administered by the Committee in accordance with Rule 16b-3 of the Exchange Act. The Committee shall interpret this Plan, prescribe, amend and rescind rules and regulations relating to this Plan, and make all other determinations necessary or advisable for the administration of this Plan. The Committee will make determinations with respect to the officers and other key employees who will participate in the Plan and the extent of their participation, including the type of Option. In making such determinations, the Committee may consider the position and responsibilities of the Employee, the nature and value of his or her services and accomplishments, the present and potential contribution of the Employee to the success of the Corporation and such other factors as the Committee may deem relevant. The decision of the Committee on any question concerning the interpretation of this Plan or any Option granted under this Plan shall be final and binding upon all Participants.


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         4.   PARTICIPANTS. Participants in this Plan shall be such Employees
(including Employees who are directors) of the Corporation and its Subsidiaries as the Committee may select from time to time. The Committee may grant Options to an individual upon the condition that the individual become an Employee of the Corporation or of a Subsidiary, provided that the Option award shall be deemed to be granted only on the date that the individual becomes an Employee.

         5. STOCK. Subject to adjustment as provided in Section 9, the total number of shares of Common Stock available for grants of Options under this Plan shall be Twenty Nine Thousand(29,000) Shares subject to any unexercised portion of a terminated, canceled or expired Option granted hereunder may again be subjected to grants under this Plan.

         6.   GRANTS OF OPTIONS.

         (a) Terms and Conditions; Designations. The Committee, at any time and from time to time, subject to the terms and conditions of this Plan, may grant Options to such Employees and for such number of shares of Common Stock as it shall designate. The Committee shall determine the general terms and conditions of exercise, including any applicable vesting requirements, and the Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. Each grant of an Option shall be evidenced by an Incentive Stock Option Agreement or a Nonqualified Stock Option Agreement, as the case may be, which shall specify the applicable terms and conditions and designations relative to such grant as determined by the Committee. Each Option granted under this Plan shall meet all of

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the terms and conditions of this Plan, except that an Incentive Stock Option shall comply with the additional requirements of Section 6(b) below.

         (b) Additional Requirements of Incentive Stock Options. Any Option intended to constitute an Incentive Stock Option shall meet all of the terms and conditions of this Plan and, in addition, shall comply with all of the following requirements of this Section 6(b):

              (i) No Incentive Stock Option shall be granted with an exercise price below its Fair Market Value on the Grant Date or with an exercise term that extends beyond ten (10) years from the Grant Date. No Incentive Stock Option shall be exercisable after the expiration of its exercise term.

              (ii) An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Corporation or any Subsidiary possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or a Subsidiary, unless, at the Grant Date, the exercise price for the Option is at least one hundred ten (110%) percent of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five (5) years after the Grant Date.

              (iii) The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under this Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed One Hundred Thousand ($100,000) Dollars. To the extent that an Option intended to constitute an Incentive Stock Option


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         shall violate the foregoing One Hundred Thousand ($100,000) Dollar limitation, the portion of the Option that exceeds the One Hundred Thousand ($100,000) Dollar limitation shall be deemed to constitute a Nonqualified Stock Option.

         (c) Option Price. The Committee shall determine the Option price per share for each Option granted under this Plan. The Option price will not be less than the Fair Market Value of the shares of Common Stock at the Grant Date, except in the case of an Incentive Stock Option granted to any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Corporation or any Subsidiary possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or a Subsidiary, the Option price will be equal to one hundred ten (110%) percent of Fair Market Value of the Shares subject to the Option at the Grant Date; provided that for all Options granted during the 12 month period following the initial public offering of Common Stock by the Corporation, the Option price shall not be less than the Initial Offering Price.

         (d)  Notice of Exercise and Payment.

              (i) A Participant shall exercise an Option by delivery to the Corporation of a notice of exercise in the form approved by the Committee.

              (ii) The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment a Participant may pay such purchase price in whole or in part by tendering shares of Common Stock, duly endorsed for transfer (or with


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         duly executed stock powers attached), or in any combination of the above. Shares of Common Stock surrendered upon exercise shall be valued at Fair Market Value on the last trading date immediately preceding the date on which the certificate(s) for such shares, duly endorsed for transfer or accompanied by appropriate stock powers, are surrendered to the Corporation. Participants who are subject to short swing profit restrictions under the Exchange Act and who exercise an Option by tendering previously-acquired shares shall do so only in accordance with the provisions of Rule 16b-3 of the Exchange Act. Notwithstanding the foregoing, any Option shall be deemed exercised by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant's broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm ("cashless exercise procedure").

         (e) Acceleration of Exercise of Option. The Committee, in its sole discretion, may accelerate the time at which any Option may be exercised in whole or in part.

         7.   TERMINATION OF EMPLOYMENT.

         (a)  Options.

              (i) If, prior to the date that an Option first becomes exercisable, a Participant's employment is terminated for any reason other than a Change in Control, the Participant's right to exercise the Option shall terminate and all rights thereunder shall cease.


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              (ii)  In the event that the employment of an optionee to whom an
         Option has been granted under the Plan shall terminate (except as set forth below) such Option may be exercised, to the extent that the Option was exercisable on the date of termination of employment, only until the earlier of three (3) months after such termination or the original expiration date of the Option; provided, however, that if termination of employment results from death or total and permanent disability (within the meaning of Section 22(e)(3) of the Code, such three (3) month period shall be extended to twelve (12) months.

              (iii) The Committee, at the time of a Participant's termination of employment, may, in its sole discretion, accelerate the term of an Option or, subject to Section 7(a)(ii), extend the exercise period of an Option to a date not later than the original expiration date.

         8. ADJUSTMENTS. The total amount of Common Stock for which Options may be granted under this Plan, and the number of shares subject to any such grants (both as to the number of shares of Common Stock and the Option price), shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from the payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, a stock split, a recapitalization or otherwise. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

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         9.   CHANGE IN CONTROL; GOLDEN PARACHUTES. Notwithstanding anything contained herein to the contrary, upon a Change in Control, any outstanding Option granted hereunder immediately shall become exercisable in full, regardless of any installment provision applicable to such Option; provided, however, that to the extent that the acceleration of a grant is deemed to constitute a "golden parachute payment" under Section 280G of the Code and such payment, when aggregated with other golden parachute payments to the Participant results in an "excess golden parachute payment" under Section 280G of the Code, any accelerated payment under this Section 9 shall be reduced to the highest permissible amount that shall not subject the Participant to an excess golden parachute excise tax under Section 4999 of the Code and shall entitle the Corporation to retain its full compensation tax deduction for the payment.

         10.  SECURITIES LAWS.

         (a) Compliance. Notwithstanding anything contained herein to the contrary, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an Option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. No shares shall be issued until counsel for the Corporation has determined that the Corporation has complied with all requirements under appropriate securities laws.

         (b) Assurance of No Violation. The Corporation shall not be required to sell and deliver Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933, as amended, or the Exchange Act, or the

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rules and regulations of the Securities Exchange Commission promulgated thereunder or those of the National Association of Securities Dealers, Inc. (the "NASD") with respect to NASDAQ or any stock exchange on which the Common Stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

         (c) Restrictions. The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option under this Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of the NASD with respect to NASDAQ or any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and
(iii) under any blue sky or state securities laws applicable to such shares. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the exercise of an Option as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act.

         11.  WITHHOLDING TAXES-NONQUALIFIED STOCK OPTIONS.

         (a) Right to Withhold; Use of Previously-Acquired Shares and Cashless Exercise Procedure. The Corporation or a Subsidiary shall have the right to withhold from a Participant's compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of a Nonqualified Stock Option. A Participant may make a written election to tender previously-acquired shares of Common Stock or have shares of Common Stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable

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withholding taxes. The cashless exercise procedure of Section 6(d)(ii) may be utilized to satisfy the withholding requirements related to the exercise of a Nonqualified Stock Option.

         (b) Insider Trading Restrictions. Except as permitted under Rule 16b-3 of the Exchange Act, a Participant subject to the insider trading restrictions of Section 16(b) of the Exchange Act may use Common Stock to satisfy the applicable withholding requirements only if notice of election to exercise is given to the Committee within the ten (10) day "window periods" set forth in Rule 16b-3, or if such election is made at least six months prior to the date on which the Nonqualified Stock Option is exercised. Any election by a Participant to utilize Common Stock for withholding purposes is subject to the discretion of the Committee.

         12. TERMINATION AND AMENDMENT. The Board may terminate this Plan, or the granting of Options under this Plan, at any time. An Option may not be granted pursuant to the Plan after December 31, 2007. The Board of Directors may from time to time terminate the Plan or amend the Plan subject to shareholder approval to the extent necessary to satisfy the requirements of Rule 16b-3 under the Exchange Act, or any successor rule. The Board may amend or modify this Plan at any time and from time to time, but no amendment or modifications, without the approval of the shareholders of the Corporation, shall (a) materially increase the benefits accruing to Participants under this Plan, (b) increase the amount of Common Stock for which such grants and awards may be made under this Plan, except as permitted under Section 8 hereof, or (c) change the provisions relating to the eligibility of individuals to whom grants and awards may be made under this Plan. No amendment, modification or termination of


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this Plan shall in any manner affect any Option granted under this Plan without the consent of the Participant holding the Option.


         13.  MISCELLANEOUS.

         (a) Partial Exercise; No Fractional Shares. The Committee may permit, and shall establish procedures for, the partial exercise of Options granted under this Plan, provided that no fractional shares of Common Stock shall be issued upon exercise of an Option.

         (b) Rights Prior to Issuance of Shares. No Participant shall have any rights as a shareholder with respect to shares covered by an Option until the issuance of a stock certificate for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued.

         (c) Non-Assignability. No Option shall be transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, an Option shall be exercised only by the Participant. Any transferee of an Option shall take the same subject to the terms and conditions of this Plan and the related Agreement. No transfer of an Option by will or the laws of descent and distribution shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and with a copy of the will and/or such other evidence as the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option.

         (d) Effect on Employment. Neither the adoption of this Plan nor the granting of any Option pursuant to this Plan shall be deemed to confer on any person any right to continue in the


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employ of the Corporation or Subsidiary or to continue to perform services for the Corporation or a Subsidiary or interferes in any way with the right of the Corporation or a Subsidiary to terminate such person's service as an officer or employee at any time.

         (e) Use of Proceeds. The proceeds received from the sale of Common Stock pursuant to this Plan will be used for general corporate purposes of the Corporation.

         (f) Captions. The captions and headings of the sections and subsections have been inserted as a matter of convenience and reference only and shall not control or affect the meaning or construction of this Plan.

         14. APPROVAL OF PLAN. The Plan shall be subject to the approval of the holders of at least a majority of the Common Stock of the Corporation present and entitled to vote at a meeting of shareholders of the Corporation held within twelve (12) months after adoption of this Plan by the Board. No Option granted under this Plan may be exercised in whole or in part until this Plan has been approved by the shareholders as provided herein. If not approved by the shareholders within such twelve (12) month period, this Plan and any Options granted hereunder shall be rescinded.



BOARD APPROVAL:                                _________________, 1998

SHAREHOLDER APPROVAL:                          _________________, 1998



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